SECURITIES AND EXCHANGE COMMISSION

                      Washington, DC  20549

                            FORM 8-K

                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
Date of Report (date of earliest event reported):  June 3, 1998

                       ELECTROSOURCE, INC.

     (Exact name of registrant as specified in its charter)

        Delaware              0-16323            74-2466304
    (State or other         (Commission        (IRS Employer
    jurisdiction of        File Number)    Identification Number)
     incorporation)

   2809 Interstate 35                              78666
         South,
   San Marcos, Texas
 (Address of principal                           (Zip code)
   executive offices)

Registrant's telephone number,  including      (512) 753-6500
area code:

Previous address:
   (Former name or former address, if
       changed since last report)



Item 1.   Changes in Control of Registrant.

      On June 2, 1998, the Company entered into an Agreement with Kamkorp, Ltd., ("Kamkorp") a company organized in the United Kingdom, for up to $6 million of equity funding. The principal shareholders of Kamkorp are Kamal Siddiqi, Clifford Winckless and Roger Musson, who also serve as its directors. The Agreement provides that Kamkorp has the right to purchase an aggregate of 6 million shares for cash at $1.00 per share and grants Kamkorp an option to purchase an additional 3 million shares of the Company's Common Stock at $1.00 each for cash or, with the agreement of the Company, for services. Under the terms of the Agreement, Kamkorp purchased $1.2 million of the Company's Common Stock at $1.00 per share at closing. The Company expects Kamkorp to purchase an additional $1.5 million of the Company's Common Stock at $1.00 per share on or before June 15, 1998 and to purchase up to an additional $3.3 million of the Company's Common Stock at $1.00 per share over an 11-month period beginning September 1998. Kamkorp's obligation to advance funds in excess of the initial $1.2 million is subject to certain conditions precedent. There is no guarantee or assurance that the full $6 million of the Company's Common Stock will be purchased by Kamkorp.

      Kamkorp has the ability to obtain greater than 50% of the outstanding Common Shares of the Company on a fully-diluted basis under the terms of the Agreement and ultimately have Board control. On June 2, 1998, Kamkorp nominated and the Company's Board appointed three (3) directors to the Board for a total of eleven (11) directors. These new directors are Kamal Siddiqi, Clifford Winckless and Roger Musson, the principal shareholders of Kamkorp. In accordance with the terms of the Agreement, Kamkorp is entitled to a number of representatives on the Board of Directors equal to at least one-third of the members of the Board. Accordingly, Kamkorp may nominate one additional director if it so chooses. Additionally, the Company must obtain express approval of Kamkorp for all important management policies and decisions which include the following:

          a. the issuance of Common Stock or any security which provides for the right to acquire Common Stock, or any other capital stock of the Company,
          b. overall policy decisions relating to business direction and manufacturing capacity,
          c. any agreement or commitment that materially affects or modifies the intellectual property owned by the Company,
          d. approval of the annual operating budget, capital budget, overhead budgets and business plans of the Company,
          e.   approval of any merger, consolidation, partnership
          or joint venture,
          f. approving the transfer of any assets of the Company with a fair market value greater than $100,000,
          g. incurring indebtedness for borrowed money, granting any material pledge or security interest in the assets of the Company,
          h.    increasing  the  size of the Company's  board  of
          directors,
          i.      amending    the   Company's   certificate    of
          incorporation or bylaws,
          j. entering into any transaction involving an amount greater than, or having a value in excess of $100,000 or involving a term or commitment for more than 12 months, and
          k.   other various management policies and decisions.

     Kamkorp is now the record owner of 1,200,000 shares or 20.9% of the Company's 5,734,531 current outstanding shares of Common Stock and the beneficial owner of 9 million shares or 66.5% of the Company's Common Stock (assuming purchase of the full 6 million shares available under the Agreement and full exercise of the option to purchase 3 million shares). The Company granted Kamkorp registration rights with respect to all shares purchased directly and all shares acquired upon exercise of the option.

      The parties anticipate that Kamkorp and its affiliates will place significant orders for Electrosource's HORIZON batteries, which may total up to 5,800 batteries for delivery during the second half of 1998 and up to 72,000 batteries for delivery during 1999. The Company is obligated to establish a dedicated manufacturing line for production of batteries to fill these orders. Battery production at these levels would require significant expansion of plant capacity. The Company has not yet identified sources of financing for such expansion and there can be no assurance that such financing will be available. Further, Kamkorp is not contractually obligated to purchase any minimum amount of batteries, and there is no guarantee or assurance that any batteries will be ordered by, or delivered to, Kamkorp.

Item 5.  Other Events.

      The Company reached an agreement with Corning Incorporated ("Corning") to pay $1.5 million in cash, on or before June 15, 1998 to retire all of the convertible debt and accrued interest owed to Corning. The Company anticipates that these funds will be provided by Kamkorp as part of the total $6 million financing. Kamkorp's obligation to purchase additional shares of Common Stock to fund the payment to Corning is subject to a number of conditions precedent. The Company and Corning concluded their joint Research and Development Agreement at the end of May, and Corning has informed the Company that it was eliminating its energy technology division.

      On June 3, 1998, the Company executed a new lease for its facilities in San Marcos, Texas. The new lease takes effect
October 1, 1998 and contains the same rental rates as the current lease.

      The Company received notice on June 8, 1998 from SMH Automobile of termination of the development contract between the Company and SMH. The stated reason for termination was problems with the Company meeting contractual requirements. The Company is preparing a response to the notice.

Item 7.   Financial Statements and Exhibits.

4.1    Stock  Purchase  Agreement between  Electrosource,
       Inc. and Kamkorp Limited dated June 2, 1998

4.2    Registration     Rights     Agreement      between
       Electrosource, Inc. and Kamkorp Limited dated June
       2, 1998

10.1   SMH Automobile letter to Electrosource, Inc. dated
       June 4, 1998

20.1   Electrosource, Inc. press release  dated  June  3,
       1998



                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROSOURCE, INC.



By:  /s/ James M. Rosel
  James M. Rosel
  Vice President Finance
  and General Counsel

Date:  June 11, 1998



                     Washington, D.C.  20549




            ________________________________________

                           EXHIBITS TO
                            FORM 8-K


                         CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934
Date of Report (date of earliest event reported):  June 3, 1998


           __________________________________________


                       ELECTROSOURCE, INC.

     (Exact name of registrant as specified in its charter)

        Delaware              0-16323            74-2466304
    (State or other         (Commission        (IRS Employer
    jurisdiction of        File Number)    Identification Number)
     incorporation)

   2809 Interstate 35                              78666
         South,
   San Marcos, Texas
 (Address of principal                           (Zip code)
   executive offices)

Registrant's telephone number,  including      (512) 753-6500
area code:

Previous address:
   (Former name or former address, if
       changed since last report)





                        INDEX TO EXHIBITS


 No.                      Description                        Page

4.1    Stock  Purchase  Agreement between  Electrosource,         7
       Inc. and Kamkorp Limited dated June 2, 1998

4.2    Registration     Rights     Agreement      between        51
       Electrosource, Inc. and Kamkorp Limited dated June
       2, 1998

10.1   SMH Automobile letter to Electrosource, Inc. dated        64
       June 4, 1998

20.1   Press release dated June 3, 1998                          65